UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  July 25, 2008

ML Asset Backed Corporation
(as depositor for the Merrill Auto Trust Securitization 2008-1)
(Exact name of registrant as specified in its charter)

Delaware	333-139130-02	26-6449846
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Four World Financial Center 11th Floor-Office C-3101 New York, New York	10800
(Address of Principal Executive Offices)	(Zip Code)

(212) 449-7733
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01.	Other Events.

On July 25, 2008, ML Asset Backed Corporation (the “Company”) entered into an Amended and Restated Trust Agreement dated as of June 30, 2008 (the “Trust Agreement”), between the Company, as depositor (in such capacity, the “Depositor”) and U.S. Bank Trust National Association, as owner trustee (in such capacity, the “Owner Trustee”), regarding Merrill Auto Trust Securitization 2008-1 (the “Trust”).  Also on July 25, 2008, the Trust entered into (1) an Indenture dated as of June 30, 2008 (the “Indenture”), among the Trust, as issuer, Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), and U.S Bank National Association, as securities administrator (in such capacity, the “Securities Administrator”), (2) a Sale and Servicing Agreement dated as of June 30, 2008 (the “Sale and Servicing Agreement”), among the Company, as Depositor, the Trust and U.S. Bank National Association, as master servicer (in such capacity, the “Master Servicer”), (3) a Receivables Purchase Agreement dated as of June 30, 2008 (the “Receivables Purchase Agreement”), between Merrill Lynch Bank USA (“MLBUSA”), as seller, and the Company, as purchaser, (4) an Administration Agreement dated as of June 30, 2008 (the “Administration Agreement”), by and among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee and (5) a Servicing Agreement dated as of June 30, 2008 (the Servicing Agreement), by and among Centerone Financial Services LLC, as Servicer, U.S. Bank National Association, as master servicer (in such capacity, the “Master Servicer”) and MLBUSA, as administrator.  On July 22, the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters entered into 1) an Underwriting Agreement dated as of July 22, 2008 and 2) a Terms Agreement dated as of July 22, 2008.

The Underwriting Agreement and the Terms Agreements are annexed hereto as Exhibits 1.1 and 1.2, respectively.  The Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Servicing Agreement are annexed hereto as Exhibits 4.1, 4.2, 99.1, 99.2, 99.3 and 99.4, respectively.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit

1.1	The Underwriting Agreement dated as of July 22, 2008, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

1.2	The Terms Agreement dated as of July 22, 2008, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

4.1	The Amended and Restated Trust Agreement dated as of June 30, 2008, between the Company and the Owner Trustee.

4.2	The Indenture dated as of June 30, 2008, among the Issuer, the Indenture Trustee and the Securities Administrator.

99.1	The Sale and Servicing Agreement dated as of June 30, 2008, among the Company, the Trust and the Master Servicer.

99.2	The Receivables Purchase Agreement dated as of June 30, 2008, between MLBUSA and the Company.

99.3	The Administration Agreement dated as of June 30, 2008, among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee.

99.4	The Servicing Agreement dated as of June 30, 2008, among Centerone Financial Services LLC, as Servicer, U.S. Bank National Association, as master servicer, and MLBUSA, as administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ML ASSET BACKED CORPORATION

By:	/s/ Theodore F. Breck
Name: Theodore F. Breck
Title: Authorized Signatory

Date:   July 25, 2008

Exhibit Index

Exhibit

1.1	The Underwriting Agreement dated as of July 22, 2008, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

1.2	The Terms Agreement dated as of July 22, 2008, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

4.1	The Amended and Restated Trust Agreement dated as of June 30, 2008, between the Company and the Owner Trustee.

4.2	The Indenture dated as of June 30, 2008, among the Issuer, the Indenture Trustee and the Securities Administrator.

99.1	The Sale and Servicing Agreement dated as of June 30, 2008, among the Company, the Trust and the Master Servicer.

99.2	The Receivables Purchase Agreement dated as of June 30, 2008, between MLBUSA and the Company.

99.3	The Administration Agreement dated as of June 30, 2008, among the Trust, MLBUSA, as administrator, the Master Servicer and the Indenture Trustee.

99.4	The Servicing Agreement dated as of June 30, 2008, among Centerone Financial Services LLC, as Servicer, U.S. Bank National Association, as master servicer, and MLBUSA, as administrator.